                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


 We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-70878 and No. 33-94350) of Watson
 Pharmaceuticals, Inc. of our report dated February 5, 1996, except as to Note 11, which is as of March 4, 1996, appearing on page F-2 of the Annual Report on Form 10-K/A for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
Costa Mesa, California
January 10, 1997